UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ENPH	NASDAQ Global Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Operating Officer
On April 25, 2019, Jeff McNeil, age 57, was appointed by the board of directors to serve as the Vice President and Chief Operating Officer of Enphase Energy, Inc. (Enphase or the Company). In this role, Mr. McNeil is the Company’s principal operating officer and continues to report to Enphase’s President and Chief Executive Officer. Mr. McNeil first joined Enphase as Vice President of Quality and Customer Support in January 2018. Prior to that, Mr. McNeil served as the Senior Vice President of Operations and Regulatory at Energous Corporation, a developer of wireless charging technology, from December 2015 to January 2018. From 1994 through December 2015, Mr. McNeil held various positions at Cypress Semiconductor Corporation in its manufacturing and operations organization. There, he was most recently the Senior Vice President of Operations, where he led the global supply chain, logistics, and back end manufacturing organizations. Mr. McNeil holds a bachelor’s degree in chemical engineering from San Jose State University.
There are no family relationships between Mr. McNeil and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. McNeil has an interest requiring disclosure on the part of the Company under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
Mr. McNeil’s current annual base salary is $316,260.00 and he is eligible for an additional annual bonus opportunity target of 75% of his base salary. Mr. McNeil is not entitled to any additional compensation as a result of his appointment by the board of directors as the Vice President and Chief Operating Officer.
Additionally, Mr. McNeil is a Tier III Participant under the Company’s Severance and Change in Control Benefit Plan, previously filed with the Securities and Exchange Commission as Exhibit 10.50 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. The Company has also entered into its standard form of indemnification agreement with Mr. McNeil, previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Registration Statement on Form S-1/A on August 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2019	ENPHASE ENERGY, INC.
	By:	/s/ Eric Branderiz
Eric Branderiz
Vice President and Chief Financial Officer